Exhibit 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act
of 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1.	The Annual Report on Form 10-K for the year ended December 31, 2013 (the "Form 10-K) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHEL E. MAES Michel E. Maes Co-General Partner Date: 3-15-14	/s/ JAMES R. STEFFEY James R. Steffey Co-General Partner Date: 3-15-14